Enterprise Financial Services Corp 2023 Second Quarter Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the continuing COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Guiding People to a Lifetime of Financial Success Company Highlights Vision To be a company where our associates are proud to work, that delivers ease of navigation to our customers and value to our investors, while helping our communities flourish. Target Market Privately held businesses, business owners and professionals in vibrant and high growth markets of Arizona, California, Kansas, Missouri, Nevada and New Mexico. • EFSC incorporated in 1996 • Enterprise Bank & Trust chartered as a Missouri trust company • 1,100+ associates • Nasdaq listed: ◦ Common stock trading symbol EFSC ◦ Depositary shares trading symbol EFSCP Growth History $5.3 $5.6 $7.3 $9.8 $13.5 $13.1 $4.4 $6.1 $8.5 $11.3 $0.9 $1.2 $1.3 $2.2 EFSC Assets Merger Contribution 2017 2018 2019 2020 2021 2022 In Billions 3

Key Metrics

ENTERPRISE Financial Services Corp

		Enterprise Financial Services Corp 2Q23 YTD	Enterprise Financial Services Corp	Peer Banks $10-50B Median	Peer Banks $10-50B Top Quartile
			FY2022		
Profitability	Return on average assets	1.58 %	1.52 %	1.15 %	1.32 %
	Return on average tangible common	18.18 %	19.10 %	15.58 %	17.87 %
	Net interest margin	4.60 %	3.89 %	3.29 %	3.46 %
	Efficiency ratio[2]	52.25 %	49.77 %	53.49 %	48.98 %
Balance Sheet	Tangible common equity/tangible assets[1]	8.65 %	8.43 %	7.40 %	8.54 %
	Loan/deposit ratio	90.47 %	89.92 %	83.07 %	92.18 %
Credit	Nonperforming assets/assets	0.12 %	0.08 %	0.25 %	0.17 %
	Allowance for credit losses/loans	1.34 %	1.41 %	1.09 %	1.29 %
			FY2021		
Profitability	Return on average assets[1]		1.50 %	1.28 %	1.49 %
	Return on average tangible common		18.29 %	15.48 %	16.96 %
	Net interest margin		3.41 %	2.98 %	3.18 %
	Efficiency ratio[2]		49.47 %	56.30 %	49.52 %
Balance Sheet	Tangible common equity/tangible assets[1]		8.13 %	8.43 %	9.28 %
	Loan/deposit ratio		79.49 %	70.79 %	80.93 %
Credit	Nonperforming assets/assets		0.23 %	0.30 %	0.18 %
	Allowance for credit losses/loans		1.61 %	1.17 %	1.36 %
			FY2020		
Profitability	Return on average assets[1]		1.02 %	0.96 %	1.20 %
	Return on average tangible common		12.74 %	11.57 %	13.44 %
	Net interest margin		3.56 %	3.27 %	3.54 %
	Efficiency ratio[2]		47.10 %	55.70 %	49.61 %
Balance Sheet	Tangible common equity/tangible assets[1]		8.40 %	8.63 %	9.51 %
	Loan/deposit ratio		90.48 %	80.64 %	87.31 %
Credit	Nonperforming assets/assets		0.45 %	0.47 %	0.29 %
	Allowance for credit losses/loans		1.89 %	1.42 %	1.58 %

[1] *Non-GAAP Measure, Refer to Appendix for Reconciliation.*
[2] *Tax equivalent; excludes amortization on intangibles.*

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Executive Leadership Team JAMES B. LALLY 55, President & Chief Executive Officer, EFSC Enterprise Tenure – 19 years KEENE S. TURNER 43, SEVP, Chief Financial Officer, EFSC Enterprise Tenure – 9 years SCOTT R. GOODMAN 59, SEVP, President, Enterprise Bank & Trust Enterprise Tenure – 20 years DOUGLAS N. BAUCHE 53, SEVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 23 years MARK G. PONDER 53, SEVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 11 years NICOLE M. IANNACONE 43, SEVP, Chief Legal Officer, Enterprise Bank & Trust Enterprise Tenure – 9 years BRIDGET HUFFMAN 41, SEVP, Chief Risk Officer, Enterprise Bank & Trust Enterprise Tenure – 12 years 5

Company Snapshot - EFSC Total Assets $13.9 Billion Market Cap* Operates in St. Louis Kansas City Phoenix $1.5 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has deposit and SBA loan production offices across the country. San Diego Dallas *As of August 9, 2023 Orlando 6

Differentiated Business Model Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Experienced Bankers and Advisors Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits offerings • 42 branch locations • 52 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services • Relationships from lending specialties Geographic Footprint •Midwest ◦ St. Louis, MO ◦ Kansas City, MO • Southwest ◦ Phoenix, AZ ◦ Los Alamos, NM ◦ Santa Fe, NM ◦ Albuquerque, NM ◦ Las Vegas, NV ◦ Dallas, TX •West ◦ Los Angeles, CA ◦ San Diego, CA Fee Income Sources • Deposit service charges •Wealth management • Card services • Tax credit Provides Multiple Channels to Drive Growth and Earnings 7

Best-In-Class Technology Partnerships Client journey supported by a competitive digital product set. Customer surveys Salesforce integrated with core for 360 client view Client Portal Online Banking integrated with treasury products Integrations for APIs for HOA/PM Positive Pay (Check & ACH) TARGET ONBOARD SERVICE PROTECT GROW Weiland Account Analysis 8

Diversified Revenue (2022 financial data) Treasury Management $1.9B in Assets Under Management Card Services Tax Credit Services Mortgage Banking Community Development Other Services Midwest Southwest West Specialty Lending Net Interest Income Noninterest Income Midwest 35.8% Southwest 16.3% West 15.5% Specialty Lending 32.4% $474 Million Wealth Management 16.9% Card Services 19.6% Tax Credit Income 4.4% Deposit Service Charges 30.9% BOLI 5.6% Community Development 8.9%Other income 13.7% $533 Million 3.89% NIM 49.8% Core Efficiency Ratio(1) 1.9% PPNR ROAA(1) 19.1% ROATCE(1) Diversified Revenue Streams $59 Million Operating Revenue (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 9

Regional and National Markets 1 Source: 6/30/22 data for market rank and market share; S&P Global Market Intelligence. 2 Opened in February 2023; included in specialty region $3.7 $3.3 $1.4 $1.7 $2.9 $5.6 $1.8 $1.3 Loans* Deposits Specialty Midwest Southwest West $— $2.5 $5.0 MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 17 6 4.2% Kansas City, MO-KS 7 14 1.5% Phoenix-Mesa-Chandler, AZ 2 28 0.2% Los Alamos, NM 2 1 76.5% Santa Fe, NM 3 5 12.7% Albuquerque, NM 1 14 0.7% Las Vegas-Henderson-Paradise, NV 1 28 0.1% San Diego-Chula Vista-Carlsbad, CA 2 9 1.8% Los Angeles-Long Beach-Anaheim, CA 6 35 0.2% Orlando-Kissimmee-Sanford, FL2 1 N/A N/A In Billions * Excludes $296MM of Other loans. 2Q23 Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) 10

5.8% 8.4% 8.7% 12.6% Focused Loan Growth Strategies Total Loans Specialty market segments represent 35% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $609 million in loans outstanding related to Federal, Historic, and Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $880 million in M&A related loans outstanding, partnering with SBIC and PE firms. Life Insurance Premium Finance $912 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $952 million guaranteed. 11

Total Loan Trends $4,350 $5,314 $7,225 $9,018 $9,737 $10,513 94.8% 92.1% 90.5% 79.5% 89.9% 90.5% Loans PPP Loans/Deposits 2018 2019 2020 2021 2022 2Q23 In Millions PPP $272 PPP $699 12

Portfolio Balance Pe rc en ta ge G ro w th $0.0B $0.5B $1.0B $1.5B $2.0B $2.5B $3.0B $3.5B $4.0B $4.5B (50)% (25)% 0% 25% 50% 75% 100% Drivers of Loan Growth - Year over Year 31% Commercial/Construction RE C&I PPP Life Insurance Premium Finance Sponsor Finance Residential RE Tax Credits SBA Other 30% 2Q22 - 2Q23 Increase of $1.2 billion 5% (3)% 13% 19% 3% 5% CREC&I SBA PPP LIPF Tax Credits Other RRE Sponsor Finance (3)% 13

Loan Portfolio Total $10.5 Billion CRE 33.3% Construction 5.7% Residential 3.4% Other 2.8% Sponsor Finance 8.4% LIPF 8.7% Tax Credit 5.8% SBA 12.6% C&I 19.3% Loans by Product Type Real Estate/ Rental/Leasing 25.8% Finance and Insurance 17.0% Accommodation/ Food Service 8.8% Manufacturing 7.1% Construction 6.1% Other Services 5.3% Other 29.9% Loans by Industry Type Fixed 37.7% LIBOR 1.6% Prime 27.9%SOFR 23.2% Other Adjustable 9.6% Loans by Rate Type $4.1 billion of loans have a floor; nearly all loans with a floor have rates at or above the floor. 14

Office CRE (Non-owner Occupied) Total $528.0 Million Midwest 54.5% Southwest 27.5% West 13.4% Specialty 4.6% Office CRE Loans by Location Real Estate/ Rental/Leasing 86.9% Information 1.7% Health Care and Social Assistance 3.1% Professional Services 1.5% Wholesale Trade 1.7% Finance and Insurance 1.1% Other 4.0% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.42 12 $ 171.9 $ 14.3 $5-10 Million 4.94 16 107.2 6.7 $2-5 Million 5.11 44 132.1 3.0 < $2 Million 5.19 204 116.8 0.6 Total 5.17 276 $ 528.0 $ 1.8 Office CRE Loans by Size $ In Millions• Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • Zero nonperforming or past due 30-89 days • $18.2 million unfunded commitments 15

Loan Details - LTM 2Q23 2Q22 LTM Change C&I $ 2,029 $ 1,642 $ 387 CRE Investor Owned 2,291 1,978 313 CRE Owner Occupied 1,209 1,119 90 SBA loans* 1,328 1,284 44 Sponsor Finance* 880 647 233 Life Insurance Premium Finance* 912 748 164 Tax Credits* 609 551 58 Residential Real Estate 355 392 (37) Construction and Land Development 599 626 (27) Other 296 233 63 SBA PPP loans 5 49 (44) Total Loans $ 10,513 $ 9,269 $ 1,244 *Specialty loan category. In Millions 16

Loan Details - QTR 2Q23 1Q23 QTR Change C&I $ 2,029 $ 2,006 $ 23 CRE, Investor Owned 2,291 2,240 $ 51 CRE, Owner Occupied 1,209 1,174 $ 35 SBA loans* 1,328 1,316 $ 12 Sponsor Finance* 879 678 $ 202 Life Insurance Premium Finance* 912 860 $ 52 Tax Credits* 547 548 $ 62 Residential Real Estate 355 349 $ 6 Construction and Land Development 590 591 $ 9 Other 296 247 $ 49 SBA PPP loans 5 5 — Total Loans $ 10,513 $ 10,012 $ 501 *Specialty loan category. In Millions 17

Loans By Region Specialty Lending $3,193 $3,503 $3,734 2Q22 1Q23 2Q23 In Millions Midwest $3,031 $3,267 $3,320 2Q22 1Q23 2Q23 Southwest $1,146 $1,327 $1,415 2Q22 1Q23 2Q23 Note: Excludes PPP and Other loans; Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) West $1,617 $1,663 $1,743 2Q22 1Q23 2Q23 18

Deposit Details - LTM 2Q23 2Q22 LTM Change Noninterest-bearing demand accounts $ 3,881 $ 4,747 $ (866) Interest-bearing demand accounts 2,629 2,198 431 Money market accounts 2,913 2,726 187 Savings accounts 665 837 (172) Certificates of deposit: Brokered 894 129 765 Other 638 456 182 Total deposits $ 11,620 $ 11,093 $ 527 Specialty deposits (included in total deposits) $ 2,861 $ 2,403 $ 458 In Millions 19

Deposit Details - QTR 2Q23 1Q23 QTR Change Noninterest-bearing demand accounts $ 3,881 $ 4,192 $ (311) Interest-bearing demand accounts 2,629 2,396 233 Money market accounts 2,913 2,960 (47) Savings accounts 665 713 (48) Certificates of deposit: Brokered 894 370 524 Other 638 524 114 Total Deposits $ 11,620 $ 11,155 $ 465 Specialty deposits (included in total deposits) $ 2,861 $ 2,831 $ 30 In Millions 20

Deposits By Region Specialty Deposits $2,403 $2,831 $2,861 2Q22 1Q23 2Q23 In Millions Midwest* $5,328 $5,072 $5,640 2Q22 1Q23 2Q23 Southwest $1,819 $1,835 $1,811 2Q22 1Q23 2Q23 West $1,542 $1,417 $1,308 2Q22 1Q23 2Q23 Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) *Includes brokered balances 21

24.0% 23.0% 34.0% 40.4% 42.9% 33.4% 33% 31%13% 23% $4,588 $5,771 $7,985 $11,344 $10,829 $11,620 0.79% 0.92% 0.32% 0.11% 0.27% 1.19% Deposits Cost of deposits Noninterest bearing % 2018 2019 2020 2021 2022 2Q23 YTD Deposit Mix CD Interest-Bearing Demand Accounts DDA MMA & Savings In Millions Total Deposits $11.6 Billion 2Q23 22

Specialty Deposits 39.7% 26.5% 17.2% 16.6% Community Associations $1.1 billion in deposit accounts specifically designed to serve the needs of community associations. Property Management $759 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $493 million in deposits. Growing product line providing independent escrow services. Trust Services $75 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.9 billion represent 25% of total deposits. Includes high composition of noninterest- bearing deposits with a low cost of funds. Other $475 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Finance loans. 2Q22 3Q22 4Q22 1Q23 2Q23 Community Assoc Property Mgmt Third-Party Escrow Other $— $500 $1,000 In Millions 23

40% 31% 28% 50% 33% 12% 4% 8% 32% 19% 21% 18% 2% Core Funding Mix Commercial Business Banking Consumer In Millions $2,828$1,265$3,553 Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Total 1.33% 0.41% 0.84% 1.03% 3.24% 1At June 30, 2023 2Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Note: Brokered deposits: 2Q23 $1.1 billion; 3.08% cost of funds Specialty $2,861 56% 7% 36%2Q23 Net New/Closed Deposit Accounts COMMERCIAL BUSINESS BANKING CONSUMER SPECIALTY Average balance ($ in thousands) 2Q23 $ 52,313 $ 15,031 $ 687 $ 161,683 1Q23 $ 99,087 $ 41,931 $ 6,502 $ 106,043 4Q22 $ 104,743 $ 31,059 $ 48,646 $ 208,442 3Q22 $ 127,931 $ 19,413 $ 4,596 $ 221,198 Number of accounts 2Q23 (54) (110) 482 1,792 1Q23 (46) (206) 188 1,190 4Q22 180 307 377 1,356 3Q22 219 390 968 1,597 Total Portfolio Average Account Size & Cost of Funds Average account size ($ in thousands) 2Q23 $ 263 $ 66 $ 25 $ 133 Cost of funds 2Q231 1.64% 0.53% 1.01% 1.12% • Estimated uninsured deposits of $3.3 billion, or 28% of total deposits2 • ~80% of commercial deposits utilize Treasury Management services • ~90% of checking and savings accounts utilize online banking services • ~60% of commercial deposits have a lending relationship • $4.5 billion of on- and off-balance sheet liquidity represents 136% of estimated uninsured deposits Overview 24

Earnings Per Share Trend - 2Q23 $1.46 $(0.02) $(0.05) $(0.10) $1.29 1Q23 Operating Revenue Provision for Credit Losses Noninterest Expense 2Q23 Change in EPS 25

Net Interest Income Trend In Millions $191.9 $238.7 $270.0 $360.2 $473.9 $280.2 3.82% 3.80% 3.56% 3.41% 3.89% 4.60% 1.83% 2.16% 0.36% 0.08% 1.68% 4.76% Net Interest Income Net Interest Margin Avg Federal Funds Rate 2018 2019 2020 2021 2022 2Q23 YTD 26

Credit Trends for Loans 2018 2019 2020 2021 2022 2Q23 YTD NPLs/Loans 0.38% 0.50% 0.53% 0.31% 0.10% 0.15% NPAs/Assets 0.30% 0.45% 0.45% 0.23% 0.08% 0.12% ACL/NPLs 259.6% 163.8% 354.9% 517.6% 1371.9% 877.1% ACL/Loans* 1.00% 0.81% 2.31% 1.84% 1.56% 1.48% Provision expense (benefit) $6.6 $6.4 $65.4 $13.4 $(0.6) $10.5 NCO/Average loans** 0.13% 0.13% 0.03% 0.14% 0.04% 0.05% *Excludes guaranteed loans for 2020 - 2023. A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Excludes guaranteed loans. 2Q23 annualized. In Millions 27

$138.3 $6.0 $(3.0) $141.3 ACL 1Q23 Portfolio Changes Net Recoveries ACL 2Q23 Allowance for Credit Losses for Loans • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 2Q23 Loans ACL ACL as a % of Loans Commercial and industrial $4,361 $60 1.38 % Commercial real estate 4,802 57 1.19 % Construction real estate 672 13 1.93 % Residential real estate 369 7 1.90 % Other 309 4 1.29 % Total $10,513 $141 1.34 % Reserves on sponsor finance, which is included in the categories above, represented $22.1 million. Total ACL percentage of loans excluding government guaranteed loans* was 1.48% *A Non-GAAP Measure, Refer to Appendix for Reconciliation. In Millions In Millions 28

Noninterest Income Trend In Millions $38.3 $49.2 $54.5 $67.7 $59.2 $31.2 $8.2 $9.9 $9.7 $10.3 $10.0 $5.0 $11.7 $12.8 $11.7 $15.4 $18.3 $8.0 $6.7 $9.2 $9.5 $11.9 $11.6 $4.8 $8.9 $11.9 $17.0 $22.1 $16.7 $11.2 $2.8 $5.4 $6.6 $8.0 $2.6 $2.2 16.7% 17.1% 16.8% 15.8% 11.1% 10.0% Wealth Management Deposit Services Charge Card Services Other Tax Credit Income Noninterest income/Total income 2018 2019 2020 2021 2022 2Q23 YTD 29

Noninterest Expense Trend In Millions $119.0 $165.5 $167.2 $245.9 $274.2 $166.9 $42.2 $53.7 $57.2 $65.0 $78.5 $45.1 $14.2 $31.1 $29.7 $9.5 $12.5 $13.5 $16.3 $17.6 $8.0$66.0 $81.3 $92.3 $124.9 $147.0 $84.1 $18.0 $4.2 $22.1 $3.4 50.7% 50.1% 48.7% 49.7% 49.8% 52.3% Other Deposit Costs Occupancy Employee compensation and benefits Merger-related expenses Branch-closure expenses Core efficiency ratio* 2018 2019 2020 2021 2022 2Q23 YTD 30

EFSC Borrowing Capacity $3.7 $4.1 $4.2 $0.8 $0.8 $0.8 $1.4 $2.7 $2.6$0.1 $0.1 $0.1 $1.4 $0.5 $0.7 34% 37% 36% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 4Q22 1Q23 2Q23 In Billions End of Period and Average Loans to Deposits 84% 85% 90% 90% 91% 79% 83% 86% 90% 90% End of period Loans/Deposits Avg Loans/Avg Deposits 2Q22 3Q22 4Q22 1Q23 2Q23 • $764 million available FHLB capacity • $2.6 billion available FRB capacity • $140 million in seven federal funds lines • $647 million unpledged investment securities • $322 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.3 $0.3 $0.3 $0.3 $0.2 $0.3 $0.5 $0.8 $1.1 $1.3 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending June 30 of each year Liquidity 31

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 43% Agency mortgage- backed securities, 31% Corporate debt securities 6% U.S. Treasury bills 8% TOTAL $2.3 Billion • Effective duration of 5.3 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $270 million • 3.06% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 2Q22 3Q22 4Q22 1Q23 2Q23 $— $600 $1,200 $1,800 $(240) $(120) $— $120 In Millions $313.2 $123.2 $158.8 $101.3 $74.6 3.21% 3.68% 5.22% 4.79% 5.07% Principal Cost Yield (TEQ) 2Q22 3Q22 4Q22 1Q23 2Q23 Investment Purchase Yield In Millions Investment Portfolio 32

Capital Strategy

ENTERPRISE Financial Services Corp

EFSC Capital Strategy: Low Cost - Highly Flexible	
High Capital Retention Rate	• Strong earnings profile • Sustainable dividend profile
Supports Robust Asset Growth	• Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification
Maintain High Quality Capital Stack	• Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14%
Maintain 8-9% TCE	• Common stock repurchases • M&A deal structures • Drives ROATCE above peer levels

33

Capital TBV and Dividends per Share $20.95 $23.76 $25.48 $28.28 $28.67 $31.23 $0.47 $0.62 $0.72 $0.75 $0.90 $0.50 TBV/Share Dividends per Share 2018 2019 2020 2021 2022 2Q23 YTD Return of Capital $30.2 $32.1 $35.1 $86.8 $66.5 $18.7 $10.8 $16.6 $19.8 $26.2 $33.6$19.4 $15.5 $15.3 $60.6 $32.9 Common dividend payments Share repurchases 2018 2019 2020 2021 2022 2Q23 YTD In Millions 34

Regulatory Capital 10.0% 14.0% 13.0% 12.9% 14.9% 14.7% 14.2% 14.1% 6.5% 10.0% 9.8% 9.9% 10.9% 11.3% 11.1% 11.1% 9.6% 9.3% 9.5% CET1 Tier 1 Total Risk Based Capital CET1 excluding unrealized losses* Minimum "Well Capitalized" Ratio Optimal Capital Levels 2018 2019 2020 2021 2022 2Q23 8.0% 12.5%12.6% 11.1% 12.1% 13.0% 11.4%12.0% *CET1 excluding unrealized losses (when applicable) 35

62% Adjustable Rate Loans High-quality, Cash- flowing Securities Portfolio with 5.3 Year Average Duration 33.4% Non-Interest Bearing DDA to Total Deposits 8.65% TCE/TA1 8.25% adjusted2 11.1% CET1 9.5% adjusted3 Balance Sheet Positioned for Growth 1Tangible Common Equity/Tangible Assets is a non-GAAP measure; refer to appendix for reconciliation. 2Tangible Common Equity/Tangible Assets adjusted for unrealized losses on held-to-maturity securities is a non-GAAP measure; refer to appendix for reconciliation. 3Common Equity Tier 1 ratio adjusted for unrealized losses on securities is a non-GAAP measure; refer to appendix for reconciliation. 36

Appendix

Financial Highlights - 2Q23* Capital • Tangible Common Equity/Tangible Assets** 8.65%, compared to 8.81% • Tangible Book Value Per Common Share $31.23, compared to $30.55 • CET1 Ratio 11.1%, compared to 11.2% • Quarterly common stock dividend of $0.25 per share in second quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depositary share) • Net Income $49.1 million, down $6.6 million; EPS $1.29 • Net Interest Income $140.7 million, up $1.2 million; NIM 4.49% • PPNR** $68.9 million, down $6.0 million • ROAA 1.44%, compared to 1.72%; PPNR ROAA** 2.02%, compared to 2.32% • ROATCE** 16.53%, compared to 19.93% Earnings *Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. 38

Financial Highlights, continued - 2Q23* *Comparisons noted below are to the linked quarter unless otherwise noted. ** Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts. Loans & Deposits • Loans $10.5 billion, up $500.7 million • Loan/Deposit Ratio 90% • Deposits $11.6 billion, up $465.2 million • Estimated uninsured deposits of $3.3 billion, or 28% of total deposits** • Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.15% • Nonperforming Assets/Assets 0.12% • Allowance Coverage Ratio 1.34%; 1.48% adjusted for guaranteed loans 39

■ Selected by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive $243 million of New Markets Tax Credits allocations since 2011. ■ In 2022 we invested over $1.8 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 33,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2022 Environmental, Social and Governance Report is available at https:// www.enterprisebank.com/about/corporate-responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the laws and regulations applicable to our businesses, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 40

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, tangible book value per share, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, core efficiency ratio and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, impact of non-core acquired loans which were acquired from the FDIC and previously covered by loss share agreements, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 41

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

Tangible Common Equity Ratio

(in thousands, except per share data)	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
	Period end						
Shareholders' equity (GAAP)	$ 1,618,233	$ 1,592,820	$ 1,522,263	$ 1,529,116	$ 1,078,975	$ 1,529,116	$ 1,078,975
Less preferred stock	71,988	71,988	71,988	71,988	—	71,988	—
Less goodwill	365,164	365,164	365,164	365,164	260,567	365,164	260,567
Less intangible assets	14,544	15,680	16,919	22,286	23,084	22,286	23,084
Tangible common equity (non-GAAP)	$ 1,166,537	$ 1,139,988	$ 1,068,192	$ 1,069,678	$ 795,324	$ 1,069,678	$ 795,324
Less net unrealized loss on HTM portfolio, after tax of 25.2%	53,611						
Tangible common equity adjusted for unrealized losses on HTM securities	$ 1,112,926						
Common shares outstanding	37,359	37,311	37,253	37,820	31,210	37,820	31,210
Tangible book value per share (non-GAAP)	$ 31.23	$ 30.55	$ 28.67	$ 28.28	$ 25.48	$ 28.28	$ 25.48
Total assets (GAAP)	$13,871,154	$13,325,982	$13,054,172	$13,537,358	$ 9,751,571	$13,537,358	$ 9,751,571
Less goodwill	365,164	365,164	365,164	365,164	260,567	365,164	260,567
Less intangible assets	14,544	15,680	16,919	22,286	23,084	22,286	23,084
Tangible assets (non-GAAP)	$13,491,446	$12,945,138	$12,672,089	$13,149,908	$ 9,467,920	$13,149,908	$ 9,467,920
Tangible common equity/ tangible assets ratio (non-GAAP)	8.65 %	8.81 %	8.43 %	8.13 %	8.40 %	8.13 %	8.40 %
Tangible common equity/ tangible assets adjusted for unrealized losses on HTM securities	8.25 %						
CET1 RATIO ADJUSTED FOR UNREALIZED LOSS (GAIN)							
CET1 capital	$ 1,310,749	$ 1,267,029	$ 1,228,786	$ 1,091,823	$ 795,873	$ 616,825	$ 489,301
Less unrealized loss (gain) on investment portfolio, after tax[1]	188,144	169,486	205,984	(8,544)	(32,458)	(15,559)	10,362
CET1 capital excluding unrealized loss (gain) on securities	$ 1,122,605	$ 1,097,543	$ 1,022,802	$ 1,100,367	$ 828,331	$ 632,384	$ 478,939
Total risk-weighted assets	$11,838,289	$11,329,249	$11,036,203	$ 9,666,530	$ 7,334,945	$ 6,202,820	$ 4,999,363
CET1 capital/ risk-weighted assets	11.1 %	11.2 %	11.1 %	11.3 %	10.9 %	9.9 %	9.8 %
CET1 capital excluding unrealized loss (gain)/ risk-weighted assets	9.5 %	9.7 %	9.3 %	11.4 %	11.3 %	10.2 %	9.6 %

[1]Tax rate is 25.2% in 2023, 2022, and 2021 and 24.8% in 2020, 2019 and 2018.

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Quarter ended Year ended ($ in thousands) June 30, 2023 March 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Average shareholder’s equity (GAAP) $ 1,621,337 $ 1,568,451 $ 1,498,759 $ 1,277,153 $ 902,875 Less average preferred stock 71,988 71,988 71,988 8,903 — Less average goodwill 365,164 365,164 365,164 307,614 217,205 Less average intangible assets 15,094 16,247 19,516 22,460 23,551 Average tangible common equity (non-GAAP) $ 1,169,091 $ 1,115,052 $ 1,042,091 $ 938,176 $ 662,119 Net income available to common shareholders (GAAP) $ 48,190 $ 54,800 $ 199,002 $ 133,055 $ 74,384 Branch-closure expenses — — — 3,441 — CECL double count — — — 25,353 8,557 Merger-related expenses — — — 22,082 4,174 Related tax effect — — — (12,382) (2,734) Adjusted net income available to common shareholders (non- GAAP) $ 48,190 $ 54,800 $ 199,002 $ 171,549 $ 84,381 ROATCE (GAAP) 16.53% 19.93% 19.10% 14.18% 11.23 % ROATCE (non-GAAP) 16.53% 19.93% 19.10% 18.29% 12.74 % Reconciliation of Non-GAAP Financial Measures Return on Average Tangible Common Equity (ROATCE) Quarter ended Year ended ($ in thousands) June 30, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Net income (GAAP) $ 55,738 $ 203,043 $ 133,055 $ 74,384 Branch-closure expenses — — 3,441 — CECL double count — — 25,353 8,557 Merger-related expenses — — 22,082 4,174 Related tax effect — — (12,382) (2,734) Adjusted net income (non-GAAP) $ 55,738 $ 203,043 $ 171,549 $ 84,381 Average assets $ 13,671,985 $ 13,319,624 $ 11,467,310 $ 8,253,913 ROAA (GAAP) 1.65% 1.52% 1.16% 0.90 % ROAA (non-GAAP) 1.65% 1.52% 1.50% 1.02 % Return on Average Assets (ROAA) 43

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended ($ in thousands) June 30, 2023 March 31, 2023 December 31, 2022 Net interest income $ 140,692 $ 139,529 $ 473,903 Noninterest income 14,290 16,898 59,162 Less gain on sale of investment securities — 381 — Less gain (loss) on sale of other real estate owned 97 90 (93) Less noninterest expense 85,956 80,983 274,216 PPNR (non-GAAP) $ 68,929 $ 74,973 $ 258,942 Average assets $ 13,671,985 $ 13,131,195 $ 13,319,624 ROAA (GAAP) 1.44% 1.72% 1.52 % PPNR ROAA (non-GAAP) 2.02% 2.32% 1.94 % PPNR & PPNR ROAA Allowance Coverage Ratio Adjusted for Guaranteed Loans Period end ($ in thousands) June 30, 2023 March 31, 2023 December 31, 2022 December 31, 2021 December 31, 2020 Loans (GAAP) $ 10,512,623 $ 10,011,918 $ 9,737,138 $ 9,017,642 $ 7,224,935 Less PPP and other guaranteed loans, net 977,287 963,311 960,254 1,151,895 1,297,212 Adjusted loans (non-GAAP) $ 9,535,336 $ 9,048,607 $ 8,776,884 $ 7,865,747 $ 5,927,723 Allowance for credit losses $ 141,319 $ 138,295 $ 136,932 $ 145,041 $ 136,671 Allowance for credit losses/loans (GAAP) 1.34% 1.38% 1.41% 1.61% 1.89 % Allowance for credit losses/adjusted loans (non-GAAP) 1.48% 1.53% 1.56% 1.84% 2.31% 44

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

Core Efficiency Ratio

($ in thousands)	Year-to-date June 30, 2023	Year ended December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net interest income (GAAP)	$ 280,221	$ 473,903	$ 360,194	$ 270,001	$ 238,717	$ 191,905
Tax-equivalent adjustment	4,103	7,042	5,151	3,190	1,611	820
Less incremental accretion income	—	—	—	4,083	4,783	3,701
Net interest income - FTE (non-GAAP)	284,324	480,945	365,345	269,108	235,545	189,024
Noninterest income (GAAP)	31,188	59,162	67,743	54,503	49,176	38,347
Less gain on sale of investment securities	381	—	—	421	243	9
Less gain (loss) on sale of other real estate owned	187	(93)	884	—	—	—
Less other income from non-core acquired assets	—	—	—	—	1,372	1,048
Less other non-core income	—	—	—	265	266	675
Core revenue (non-GAAP)	$ 314,944	$ 540,200	$ 432,204	$ 322,925	$ 282,840	$ 225,639
Noninterest expense (GAAP)	$ 166,939	$ 274,216	$ 245,919	$ 167,159	$ 165,485	$ 119,031
Less amortization on intangibles	2,375	5,367	5,691	5,673	5,543	2,503
Less other non-core expenses	—	—	—	—	—	682
Less other expenses (benefits) related to non-core acquired loans	—	—	—	57	257	(163)
Less branch closure expenses	—	—	3,441	—	—	239
Less merger-related expenses	—	—	22,082	4,174	17,969	1,271
Core noninterest expense (non-GAAP)	$ 164,564	$ 268,849	$ 214,705	$ 157,255	$ 141,716	$ 114,499
Core efficiency ratio (non-GAAP)	52.25 %	49.77 %	49.68 %	48.70 %	50.10 %	50.74 %

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